EXHIBIT 99.2

AMENDED AND RESTATED MERGER AGREEMENT

THIS AMENDED AND RESTATED MERGER AGREEMENT is entered into as of July 6, 2005 by and between Veterinary Pet Insurance Company, a California insurance corporation (“VPI”) and Veterinary Pet Services, Inc., a California corporation (“VPSI”). VPI and VPSI are hereinafter sometimes collectively referred to as the “Constituent Corporations.”

WHEREAS the Boards of Directors of each of VPI and VPSI believe it is in the best interests of each company and its respective shareholders that VPI acquire VPSI through the merger of VPSI with and into VPI (the “Merger”) and, in furtherance thereof, have approved the Merger.

WHEREAS pursuant to the Merger, among other things, all of the issued and outstanding capital stock of VPSI and all of the issued and outstanding options and warrants to purchase shares of capital stock of VPSI shall be converted as set forth herein.

NOW, THEREFORE, in consideration of the covenants, promises, representations and warranties set forth herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the parties), intending to be legally bound hereby, the parties agree as follows:

  The Merger. At the Effective Time, and upon the terms and subject to the conditions of this Agreement, the Plan of Merger, attached hereto as Exhibit A, and the applicable provisions of California law, including approval of the California Department of Insurance (“DOI”), VPSI shall be merged with and into VPI, the separate corporate existence of VPSI shall cease, and VPI shall continue as the surviving corporation. The surviving corporation in the Merger is sometimes referred to herein as the “Surviving Corporation.”

  Effective Time. Unless this Agreement is earlier terminated pursuant to Section 14 herein, the closing of the Merger (the “Closing”) will take place on August 19, 2005, or such later time as agreed to by VPSI and VPI; provided, however, that the Effective Time shall not occur and the Merger shall not occur unless and until all regulatory approvals have been obtained by the Constituent Corporations. The date upon which the Closing actually occurs is herein referred to as the “Closing Date.” On the Closing Date, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Ownership with the Secretary of State of the State of California and any and all other documents as may be required by the California Secretary of State in accordance with the relevant provisions of California law (11:59 p.m. on the close of business on the date when such documents are filed with the Secretary of State of the State of California being referred to herein as the “Effective Time”).

  Effect of the Merger on Constituent Corporations. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of California law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, the Surviving Corporation shall succeed to all rights, privileges, powers, franchises and property of VPSI, including, without limitation, the shares of capital stock of V.P.I. Services, Inc., and shall be subject to all debts, duties and liabilities of VPSI in the same manner as if the Surviving Corporation had itself incurred them.

  Articles of Incorporation and Bylaws of Surviving Corporation. After the Merger, the Articles of Incorporation, as amended, and Bylaws of VPI in effect immediately prior to the Effective Time shall remain in effect as they were immediately prior to the Effective Time, unaffected by the Merger.

  Directors and Officers of Surviving Corporation. The directors of VPI immediately prior to the Effective Time shall remain its directors at and after the Effective Time, each to hold office in accordance with VPI’s Articles of Incorporation and Bylaws.

  Effect on Capital Stock, Options and Warrants. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of VPI, VPSI, or any holder of capital stock, options or warrants of VPSI, the following shall occur:

(a)

   At the Effective Time, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, the shares of VPSI common stock issued and outstanding immediately prior thereto shall be converted into fully paid and nonassessable shares of VPI common stock pursuant to and in accordance with the Conversion Chart attached hereto as Exhibit B. Shares of VPI common stock issued in the Merger upon conversion of shares of VPSI common stock shall, by virtue of the Merger, continue to be subject to the same contractual restrictions on transfer, rights of repurchase, vesting and other provisions, if any, to the same extent as were applicable immediately prior to the Effective Time to the shares of VPSI common stock so converted. Continuous employment with VPSI will be credited to holders of VPI common stock for purposes of determining the vesting of shares of VPI common stock subject to exercise under a converted VPSI option at the Effective Time.

(b)

   All VPSI options and warrants outstanding immediately prior to the Effective Time, whether vested or unvested, shall be assumed by VPI. Each VPSI option or warrant outstanding immediately prior to the Effective Time, whether vested or unvested, shall, in connection with the Merger be converted into an option (the “Assumed VPSI Option”) to acquire VPI common stock pursuant to and in accordance with the Conversion Chart attached hereto as Exhibit B. Each Assumed VPSI Option shall continue to have, and be subject to, the same terms and conditions as were applicable to the VPSI option immediately prior to the Effective Time (including any repurchase rights or vesting provisions).

  Fractional Shares. Fractional shares of VPI common stock will not be issued by virtue of the Merger.

  Par Value. VPI intends to request that the DOI approve the issuance of 6,641,014 common shares to accommodate the exchange of VPSI shares for VPI shares. Accordingly, because more common shares of VPI shall be issued, the par value of each share of VPI common stock will be reduced proportionally as shown on the attached Conversion Chart. However, the aggregate par value of the VPI common shares shall remain at $1,000,000.

  Stock Certificates. At and after the Effective Time, all of the outstanding certificates that, prior to that date, represented shares of VPSI common stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of VPI common stock into which such shares of VPSI common stock are converted as provided herein. The registered owner on the books and records of VPSI of any such outstanding stock certificate for VPSI common stock shall, until such certificate is surrendered for transfer or otherwise accounted for to VPI or its transfer agent, be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of VPI common stock evidenced by such outstanding certificate as provided above.

  Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right and title to and possession of all assets, property, rights, privileges, powers and franchises of the VPSI, the officers and directors of the Surviving Corporation are fully authorized to take, and shall take, all such lawful and necessary or desirable action.

  Representations and Warranties of VPSI. VPSI represents and warrants to VPI as of the date hereof and as of the Closing Date as follows:

(a)

VPSI is a corporation duly organized, validly existing and in good standing under the laws of the state of California, and has full corporate power and authority to conduct its business as now conducted and as currently proposed to be conducted and to own, use, license and lease its assets and properties.

(b)

VPSI has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. VPSI’s Board of Directors has unanimously approved this Agreement. The execution and delivery by VPSI of this Agreement, the consummation by VPSI of the transactions contemplated hereby, and the performance by VPSI of its obligations hereunder have been duly and validly authorized by all necessary action of VPSI and no further action is required on the part of VPSI to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been or will be, as applicable, duly and validly executed and delivered by VPSI constitutes a legal, valid and binding obligation of VPSI enforceable against VPSI in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

(c)

The execution and delivery by VPSI of this Agreement, and the consummation of the transactions contemplated hereby, will not (with or without notice or lapse of time, or both) conflict with or result in any violation of or default under or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (i) any provision of the articles of incorporation or bylaws of VPSI, (ii) any contract to which VPSI or any of its properties or assets (including intangible assets), is subject, or (iii) any legal requirement applicable to VPSI or any of its properties (tangible and intangible) or assets.

  Representations and Warranties of VPI. VPI hereby represents and warrants to VPSI as of the date hereof and as of the Closing Date as follows:

(a)

VPI is an insurance corporation duly organized, validly existing and in good standing under the laws of the State of California. VPI has full corporate power and authority to conduct its business as presently conducted and to own, use, license and lease its assets and properties.

(b)

VPI has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. VPI’s Board of Directors has unanimously approved this Agreement. The execution and delivery by VPI of this Agreement, the consummation by VPI of the transactions contemplated hereby and the performance by VPI of its obligations hereunder have been duly and validly authorized by all necessary corporate action on the part of VPI and no further action is required on the part of VPI to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement will be duly and validly executed and delivered by VPI and will constitute a legal, valid and binding obligation of VPI enforceable against VPI in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

(c)

The execution and delivery of this Agreement does not, and, the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a conflict under (i) any provision of the articles of incorporation, as amended, and bylaws of VPI, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which VPI or any of its properties or assets are subject or (iii) any legal requirement applicable to VPI or its properties or assets.

  Conditions to the Merger. The respective obligations of VPSI and VPI to effect the Merger shall be subject to the satisfaction at or prior to the Closing of the following conditions:

(a)

No governmental authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

(b)

No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or governmental authority or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be in effect; nor shall any proceeding brought by any governmental authority, seeking any of the foregoing, be pending.

  Closing Deliveries.

(a)	At the Closing VPI shall deliver to VPSI:

(i)	Duly executed copy of the Certificate of Ownership to be filed with the California Secretary of State.

(ii)	Certificate of Secretary of VPI certifying that the Board of Directors of VPI has approved of the Merger, this Agreement and the Plan of Merger.

(iii)	Certificate of Good Standing of VPI.

(b)	At the Closing VPSI shall deliver to VPI:

(i)	Certificate of Secretary of VPI certifying that the Board of Directors of VPI has approved of the Merger, this Agreement and the Plan of Merger.

(ii)	Certificate of Good Standing of VPSI.

(c)

Within two business days after Closing, VPSI shall file a Form 8-K with the Securities and Exchange Commission stating that the Merger has been completed and that VPSI no longer exists and will no longer file periodic reports under Section 12(g) of the Securities Exchange Act of 1934.

  Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time by either of VPSI and VPI. In the event of termination of this Agreement, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of VPI or VPSI or their respective officers, directors or shareholders or affiliates.

  Amendment. At any time before the Effective Time, this Plan of Merger may be amended, modified or supplemented by the mutual agreement of the Boards of Directors of the Constituent Corporations.

  Extention; Waiver. At any time prior to the Effective Time, VPI and VPSI may, by mutual agreement and to the extent legally allowed, (a) extend the time for the performance of any of the obligations of the other party hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements, covenants or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

  Governing Law. This Plan of Merger shall be governed by and construed under the laws of the State of California.

  Counterparts. This Plan of Merger may be executed in two counterparts, each of which shall be deemed to be an original, but both of which together shall constitute one and the same instrument.

  Entire Agreement; Assignment. This Agreement and the Plan of Merger between VPSI and VPI of even date herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings both written and oral, among the parties with respect to the subject matter hereof, are not intended to confer upon any other person any rights or remedies hereunder, and shall not be assigned by operation of law or otherwise without the consent of the other party.

  Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

  Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

IN WITNESS WHEREOF, VPSI and VPI have caused this Agreement to be signed by their duly authorized representatives, all as of the date first written above.
VETERINARY PET SERVICES, INC.

/s/ REBECCA F. LEWIS _______________________________ Rebecca F. Lewis, Vice President
VETERINARY PET INSURANCE COMPANY

/s/ JAMES W. CARNEY _______________________________ James W. Carney, Acting President and Chief Executive Officer

EXHIBIT A

PLAN OF MERGER

(See Attached)

EXHIBIT B

CONVERSION CHART

PRE MERGER

	VPSI	VPI
Authorized Shares	50,000,000	1,000,000
Par Value	None	$ 250
Issued Shares	5,641,395	4,000
Options Outstanding	929,422	None
Warrants Outstanding	70,197	None
Fully-Diluted Common Shares	6,641,014	4,000

MERGER
			Conversion
	VPSI		Factor	VPI
Issued Shares	5,641,395		1 for 1	5,641,395
Par Value	None		N/A	$ 0.1772611
				($1,000,000 in
				the aggregate)
Exercisable Options	929,422		1 for 1	929,422
Exercisable Warrants	70,197		1 for 1	70,197
Fully-Diluted Common Shares	6,641, 01	4	1 for 1	6,641, 014

POST MERGER
VPI
Authorized Shares	10,000,000
Par Value	$ 0.1772611
($1,000,000 in the aggregate)

Issued Shares	5,641,395
Options Outstanding	929,422
Warrants Outstanding	70,197
Fully-Diluted Common Shares	6,641, 014